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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2002




                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810



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
                   New Jersey                                         22-2367234
(State or other jurisdiction of incorporation or         (IRS Employer Identification Number)
                 organization)

              9990 Mesa Rim Road
            San Diego, California                                       92121
   (Address of principal executive offices)                          (Zip Code)


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                                 (858) 558-3960
              (Registrant's telephone number, including area code)







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ITEM 5.           OTHER EVENTS

         On March 4, 2002, we announced that our board of directors named Phillip W. Arneson as the Chairman, Chief Executive Officer and President of Sorrento Networks Corporation, replacing former Chairman and Chief Executive Officer, Dr. Xin Cheng.

         A copy of the press release announcing the appointment, is attached as an exhibit to this report.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

              99  Press Release dated March 4, 2002.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SORRENTO NETWORKS
                                            CORPORATION


DATE:   March 5, 2002.                      By:  /s/ Joe Armstrong
                                                ----------------------------
                                                 Joe Armstrong
                                                 Chief Financial Officer